Exhibit 10.13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER ONE

TO THE

COLLABORATION AGREEMENT

This Amendment Number One (this “Amendment”), dated November 18, 2022 (the “Amendment One Effective Date”), amends the Collaboration Agreement (the “Agreement”) dated May 21, 2021 (the “Effective Date”), by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”) and Invivyd, Inc., a Delaware corporation having an address at 1601 Trapelo Road, Suite 178, Waltham, MA 02451 (“Invivyd”), formerly known as Adagio Therapeutics, Inc. (“Adagio”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. For clarity, “Invivyd” and “Adagio” refer to the same entity for purposes of this Agreement.

Background

Whereas, Adimab has conducted and continues to conduct a series of [***] studies with respect to [***] and a funded discovery campaign with respect to [***] on behalf of Invivyd;

Whereas, the following manuscripts have been published or submitted for publication [***];

Whereas, during the course of [***], Adimab generated the sequences of numerous antibodies [***] and delivered them to Invivyd;

Whereas, Invivyd has filed certain Patents Covering [***];

Whereas, pursuant to Section 3.2(a)(i) of the Agreement, Invivyd exercised its Option for antibodies against COVID 19 [***];

Whereas, the [***] is expected to generate antibodies against [***] ([***] the “Invivyd Funded Antibodies”) which may be Covered by Patents [***] ([***] the “Invivyd Funded Antibody Patents”).

Whereas, the Parties wish to clarify certain rights and obligations related to the Invivyd Funded Antibodies and the Invivyd Funded Antibody Patents;

Now, Therefore, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Adimab and Invivyd hereby agree as follows:

1.
Clause (c) of Section 1.28 (“Evaluation Term”) of the Agreement is hereby deleted in its entirety and replaced by the following:

“(c) the disclosure by Invivyd of the sequence of any Program-Benefited Antibody (including via Patent prosecution), except with respect to [***],”

2.
Section 1.64 (“Program Antibody”) of the Agreement is hereby deleted in its entirety and replaced with the following:

1.64 “Program Antibody” means each antibody that has the same sequence as an antibody (including a multispecific antibody) delivered by Adimab to Invivyd under a Research Program. It is understood and agreed that even if Adimab delivers sequences of Program Antibodies to Invivyd instead of protein samples, antibodies encoded by or containing such sequences are Program Antibodies, in addition to samples of which are physically delivered to Invivyd under this Agreement. For clarity, Program Antibodies include all Invivyd Funded Antibodies.

3.
Section 1.65 (“Program Antibody Patents”) of the Agreement is hereby deleted in its entirety and replaced with the following:

1.65 “Program Antibody Patents” means, for a Target, Patents that (a) claim the composition of matter of, or the method of making or using, a Program-Benefited Antibody or any Product other than an Antigen Product and (b) do not Cover Adimab Platform Technology. For clarity, Program Antibody Patents include all Invivyd Funded Antibody Patents.

4.
Section 3.2(a)(i) (Option Exercise) of the Agreement is hereby amended by inserting the following sentence at the end of this Section:

“Notwithstanding anything to the contrary within this Agreement, disclosure of [***] shall not constitute designation of any of the antibodies within the Option exercised on September 13, 2022, without express written notice of such designation from Invivyd to Adimab and, for clarity, the other triggers contained in clauses (a), (b) and (d) of Section 1.28 (“Evaluation Term”) shall continue to apply to [***].”

5.
Section 3.2(a)(iii) (Disclosed Antibody Sequences) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(iii) Disclosed Antibody Sequences. (A) Neither Invivyd nor Adimab shall disclose the sequences of Program Antibodies or Program-Benefited Antibodies prior to the expiration of the Evaluation Term thereto without the prior written consent of the other Party, and Adimab shall not disclose the sequences of any Optioned Antibodies without the prior written consent of Invivyd. (B) Notwithstanding the provisions of Section 5.4(b) (Program Antibody Patents), in the event that Invivyd publicly discloses the sequences of one or more

Program Antibodies discovered in a Research Program (e.g., through the publication of a Program Patent), other than [***], without the prior written consent of Adimab, then the Option will be deemed to have been exercised with respect to such Research Program, the Program Antibodies for which the sequences were disclosed will be Optioned Antibodies, and Invivyd will promptly pay the applicable Option Fee. For the avoidance of doubt, publication of sequences of [***] will not be deemed an exercise of the Option as to the disclosed antibody sequences, and will not trigger payment of the Option Fee and, for clarity, the other triggers contained in clauses (a), (b) and (d) of Section 1.28 (“Evaluation Term”) shall continue to apply to [***].”

6.
Section 5.4 (Program Patent Prosecution and Maintenance) of the Agreement is hereby amended by inserting the following new Section 5.4(b)(vii) (“Mutual Right to Review Manuscripts for Publication”):

“5.4(b)(vii) Mutual Right to Review Manuscripts for Publication. Adimab will have the right to review and comment on all Invivyd-sponsored or Invivyd-submitted [***] manuscripts that include an author with Adimab affiliation at the time of participation in the research that shall be the subject of any such proposed manuscript. Invivyd will have the right to review and comment on all Adimab-sponsored [***] manuscripts. The submitting Party shall deliver for review at least [***] prior to submission all such manuscripts intended to be submitted for publication. Neither Party shall submit such manuscript for publication without prior written approval by a representative of the other Party’s [***] departments, which approval shall not be unreasonably withheld, but which approval shall be deemed to have been granted if the reviewing Party does not object to a planned publication at least [***] prior to the planned submission date as set forth in the request for approval. Nothing provided in this section shall affect the terms set forth in Section 3.2(a)(iii)(A).”

7.
All other terms and conditions of the Agreement shall remain in full force and effect.

In Witness Whereof, the Parties have by duly authorized persons executed this Amendment as of the Amendment One Effective Date.

Invivyd, Inc.: Adimab, LLC:

Sign: [***] Sign: [***]

Print Name: [***] Print Name: [***]

Title: [***] Title: [***]